Exhibit 99.01

Seth Lederman 1 ,Gregory Sullivan 1 , Judy Gendreau 1 , R Michael Gendreau 2 , Ashild Peters 1 , Perry Peters 1 , Florence Porterfield 1 1 Tonix Pharmaceuticals Inc., 2 Gendreau Consulting Phase 2 Multicenter Double - Blind Placebo - Controlled Trial of TNX - 102 SL (cyclobenzaprine HCI sublingual tablets) in Military - Related Posttraumatic Stress Disorder (PTSD): Post - hoc Analyses of Sleep and Treatment Response, CAPS - 5 Baseline Severity Threshold, Combat PTSD Treatment Response, and Sust ained Remission Funded by Tonix Pharmaceuticals, Inc. Variable TNX - 102 SL 2.8 mg N=90 TNX - 102 SL 5.6 mg N=49 Placebo N=92 Females, no. (%) 6 (6.7%) 4 (8.2%) 6 (6.5%) Mean age, yrs. (SD) 34.5 (8.3) 34.8 (9.0) 32.0 (6.5) A ctive Duty /R eservists/Veterans 9/5/71 5/7/37 8/4/79 Ave time since trauma, yrs. (SD) 7.3 (3.3) 6.2 (3.3) 7.1 (3.6) Combat index trauma, no. (%) 77 (85.6%) 46 (93.8%) 74 (80.4%) Ave deployments, military (SD) 2.3 (2.15) 2.6 (2.1) 2.2 (1.84) Baseline CAPS - 5 Scores (SD) 39.5 (8.0) 39.3 (8.1) 39.5 (7.7) Baseline MADRS Scores (SD) 17.6 (5.18) 16.1 (5.54) 17.3 (6.53) Table 1. Patient Demographics and Characteristics Assessment Analysis p - Values 2.8 mg 5.6 mg CAPS - 5 MMRM (Primary Analysis) 0.259^ 0.053 MMRM with Multiple Imputation 0.211 0.031* MMRM w/ Hybrid LOCF/BOCF 0.172 0.037* ANCOVA 0.090 0.038* Table 2. Results of Primary and Sensitivity Analyses Background Posttraumatic stress disorder (PTSD) is one of the most prevalent and disabling psychiatric disorders in United States military personnel, and no consistent treatment response has been observed in this population with the two FDA - approved medications for PTSD . The “ AtEase Study” was a Phase 2 efficacy and safety trial of TNX - 102 SL for military - related PTSD . TNX - 102 SL is a patented sublingual tablet formulation of cyclobenzaprine designed for bedtime administration and rapid transmucosal absorption, which bypasses first - pass metabolism and has desirable parent and major metabolite pharmacokinetic profiles . The active ingredient in TNX - 102 SL, cyclobenzaprine HCI, has potent 5 - HT 2 A - serotoninergic, a 1 - adrenergic, and H 1 - histaminergic receptor blocking properties and is hypothesized to improve global symptoms of PTSD through therapeutic effects on sleep disturbance and hyperarousal . TNX - 102 SL is an investigational new drug and has not been approved for any indication . The FDA has granted Breakthrough Therapy designation for TNX - 102 SL for the treatment of PTSD . The retrospective analyses examine treatment response and remission to TNX - 102 SL in military - related PTSD . The “AtEase Study” was a multicenter, double - blind placebo - controlled, 12 - week Phase 2 study conducted at 24 US sites . Participants who met the DSM - 5 diagnosis of PTSD as assessed by Clinician - Administered PTSD Scale for DSM - 5 (CAPS - 5 ) were randomized in a 2 : 1 : 2 ratio to TNX - 102 SL 2 . 8 mg, 5 . 6 mg, or Placebo . Eligible participants had to meet the following criteria : » Inclusions : males and females ; ages 18 - 65 ; PTSD DSM - 5 Criterion A trauma(s) during military service since 9 / 11 / 2001 ; Baseline total CAPS - 5 score ≥ 29 ; free of antidepressants ≥ 2 months ; free of or washed off of other psychotropics ; not participating in trauma - focused psychotherapy (TFP) during study or within one month prior .. » Exclusions : serious suicide risk ; substance use disorders within 6 months ; lifetime bipolar 1 or 2 , psychotic, obsessive - compulsive, or antisocial personality disorders . The primary efficacy endpoint was mean change from baseline (MCFB) in CAPS - 5 score between TNX - 102 SL and Placebo at Week 12 using mixed model repeated measures analysis without imputation (MMRM) . Key secondary endpoints included Clinical Global Impression – Improvement (CGI - I), Sheehan Disability Scale (SDS), PROMIS Sleep Disturbance (SD) as well as CAPS - 5 clusters and Patient Global Impression of Change (PGIC) . Methods Results Of 245 participants randomized, 231 were included in the modified intent - to - treat (mITT) efficacy population . Trial completion rates were : 73 % for Placebo, 79 % for TNX - 102 SL 2 . 8 mg, and 84 % for TNX - 102 SL 5 . 6 mg . Demographic and clinical characteristics were similar between groups ( Table 1 ) . *p<0.05; ^Primary analysis not significant; ANCOVA, analysis of covariance; BOCF, baseline observation carried forward; LOCF, last observation carried forward; MMRM, mixed model repeated measures Figure 2. CAPS - 5 MCFB Over 12 Weeks ( ≥ 33 CAPS - 5 entry subgroup ) Post - hoc Analyses * p<0.025, TNX - 102 5.6 mg vs. Placebo, MMRM; * p= 0.029, TNX - 102 SL 2.8 mg v. Placebo, MMRM Effects of TNX - 102 SL in Combat PTSD T he majority of index traumas ( 85 . 3% ) in our AtEase study sample were directly related to combat and are considered combat PTSD as strictly defined . A sub - group analysis of participants whose index traumas were combat - related (N= 197 ) demonstrated the main AtEase Study findings were preserved for the entire mITT (CAPS - 5 ≥ 29 entry) and showed moderate range effects sizes for the CAPS - 5 ≥ 33 entry subgroup ( Table 4 ) . 1 Cohen’s d for CAPS - 5/SDS outcomes; odds ratio for CGI - I. 2 CAPS - 5/SDS outcomes: p - values from MMRM; CGI - I: p - values from repeated measure logistic regression (Responder: “1” or “2”); *p<0.05, not adjusted; 5.6 mg= TNX - 102 SL 5.6 mg; ES= Effect Size; PBO= Pla cebo Table 4. Week 12 Outcome Measures for TNX - 102 SL 5.6 mg vs. Placebo in Combat - Only PTSD for Both Entry CAPS - 5 Thresholds Placebo (N=94)* TNX - 102 SL 2.8 mg (N=93)* TNX - 102 SL 5.6 mg (N=50)* Systemic Adverse Events Somnolence 6.4% 11.8% 16.0% Dry Mouth 10.6% 4.3% 16.0% Headache 4.3% 5.4% 12.0% Insomnia 8.5% 7.5% 6.0% Sedation 1.1% 2.2% 12.0% Administration Site Reactions Hypoaesthesia oral # 2.1% 38.7% 36.0% Paraesthesia 3.2% 16.1% 4.0% Glossodynia 1.1% 3.2% 6.0% Table 3. Adverse Events (at rate of ≥5% in either drug - treated group) Conclusions » Phase 2 clinical investigation established that TNX - 102 SL 5.6 mg is the potential efficacious and safe dose to treat PTSD in a military - related PTSD population (TNX - 102 SL 5.6 mg, N=49 v. Placebo, N=92) » Relationship between early sleep improvement and Week 12 PTSD recovery supports the mechanistic hypothesis that improved sleep quality is a mediator of TNX - 102 SL treatment response » Established CAPS - 5 ≥33 as the appropriate entry threshold for Phase 3 studies to confirm AtEase findings » Effects of TNX - 102 SL 5.6 mg in the combat - only subgroup are preserved » TNX - 102 SL 5.6 mg treatment resulted in sustained remission between Weeks 8 and 12 in 21% of participants that was statistically significant relative to Placebo and approximately 4 times the rate of Placebo in the CAPS - 5 ≥33 entry subgroup (TNX - 102 SL 5.6 mg, N=38 v. Placebo, N=77) » The TNX - 102 SL 5.6 mg was well - tolerated with a high completion rate and no AE - related discontinuations; non - dose related tongue numbness was common, generally transient, and never rated as severe. » Phase 3 clinical investigation of TNX - 102 SL 5.6 mg in military - related PTSD is ongoing in the HONOR Study # Oral hypoaesthesia (tongue numbness) was most common AE, generally transient (<60 minutes), and rated mild in 89% and moderate in 11% on TNX - 102 SL; *Safety Population (N=237) Assessment of CAPS - 5 Entry Threshold For inclusion, prior registration studies of approved PTSD pharmacotherapies required a baseline severity score of > 50 on previous versions of CAPS . Those versions scored severity based on 17 items using DSM - III - R or DSM - IV criteria, with each item rated on 0 - 4 for intensity & 0 - 4 for frequency (maximum possible score = 136 ) . The AtEase study required CAPS - 5 ( 20 items) severity of ≥ 29 for enrollment, derived by direct extrapolation from prior version threshold ((Score of 50 / 17 items)/ 2 ) x 20 items = 29 . 4 . » Primary analysis : TNX - 102 SL 2 . 8 mg did not separate from Placebo at Week 12 (p= 0 . 259 , NS) . Analysis of TNX - 102 SL 5 . 6 mg showed a strong trend for difference from Placebo in MCFB in CAPS - 5 (p= 0 . 053 NS), with an effect size of 0 . 36 (Cohen’s d ) ; and sensitivity analyses of the TNX - 102 SL 5 . 6 mg dose v . Placebo on CAPS - 5 MCFB were significant ( Table 2 ) . » The CAPS - 5 Arousal & Reactivity cluster was significantly improved for the 5 . 6 mg dose, as were global measures, and work and social domains on the SDS . » The CAPS - 5 sleep disturbance item (E 6 ) was significantly more improved in the TNX - 102 SL 5 . 6 mg arm over Placebo early by Week 2 , and maintained at 4 , 8 and 12 Weeks . The 2 . 8 mg arm was significantly more improved at Week 4 only . » The CAPS - 5 exaggerated startle item (E 4 ) was significantly more improved for the 5 . 6 mg arm over Placebo at Week 12 but not for the 2 . 8 mg arm . » The most commonly reported adverse event was the administration site reaction of oral hypoaesthesia (tongue numbness), which was never rated as severe . Systemic adverse events that were higher than Placebo, consistent with marketed cyclobenzaprine orally ingested products, included somnolence, dry mouth, headache, and sedation ( Table 3 ) . Despite marginally increased rates of these systemic AEs in the TNX - 102 SL 5 . 6 mg arm, 84 % were completers, and none discontinued due to AE . 6.8 points Outcome Measures PBO N=74, 5.6 mg N=46; CAPS - 5 ≥ 29 PBO N=64, 5.6 mg N=35; CAPS - 5 ≥ 33 ES 1 p - value 2 ES 1 p - value 2 CAPS - 5 Total Score 0.42 0.037* 0.57 0.013* Cluster B (Intrusion) 0.26 0.183 0.50 0.031* Cluster C (Avoidance) 0.04 0.824 0.11 0.570 Cluster D (Mood/Neg Cog) 0.41 0.035* 0.42 0.061 Cluster E (Arousal & React) 0.40 0.036* 0.57 0.012* E6 (Sleep Item) 0.58 0.003* 0.58 0.010* E2 (Reckless/Self Destruct) 0.15 0.178 0.30 0.019* CGI - I CGI - I (Responders) 2.15 # 0.049* 2.12 0.082 SDS Total Score 0.41 0.039* 0.47 0.032* Work/School Item 0.40 0.026* 0.40 0.015* Social/Leisure Item 0.50 0.013* 0.51 0.028* Family Life/Home Responsibilities 0.19 0.328 0.22 0.274 -50 -40 -30 -20 -10 0 10 20 -40 -30 -20 -10 0 10 20 30 Wk 12 Change in CAPS - 5 (minus E6) Change in Week 4 PROMIS Sleep TNX-102 SL 2.8 mg pv=0.069 -50 -40 -30 -20 -10 0 10 20 -40 -30 -20 -10 0 10 20 30 Wk 12 Change in CAPS - 5 (minus E6) Change in Week 4 PROMIS Sleep TNX-102 SL 5.6 mg pv=0.015 -50 -40 -30 -20 -10 0 10 20 -40 -30 -20 -10 0 10 20 30 Wk 12 Change in CAPS - 5 (minus E6) Change in Week 4 PROMIS Sleep TNX-102 SL Pooled pv=0.003 -50 -40 -30 -20 -10 0 10 20 -40 -30 -20 -10 0 10 20 30 Wk 12 Change in CAPS - 5 (minus E6) Change in Week 4 PROMIS Sleep Placebo pv=0.967 a c b d CAPS - 5, Clinician - Administered PTSD Scale for DSM - 5; E6, CAPS - 5 sleep item; pv , p - value; Wk , week Figures 1a - d: Sleep Mediator of PTSD Treatment Response Week 4 Sleep Change v. Week 12 CAPS - 5 Response Improvement in Sleep Quality as Potential Mediator of Treatment Response Recovery in PTSD involves new learning processes, e . g . extinction learning . Consolidation of extinction occurs during sleep, with roles for both slow wave and rapid eye movement sleep . R estoration of quality of critical sleep stages with TNX - 102 SL may be permissive to consolidation of extinction memory, allowing normal recovery over several weeks . In AtEase , the PROMIS Sleep Disturbance (SD) scale (version 8 a) was administered on Weeks 4 , 8 and 12 . To better understand the relationship between early response in sleep and improvement in PTSD at Week 12 , an analysis examined the relationship between PROMIS SD T - scores at Week 4 and change in PTSD severity by Week 12 in completers in the three treatment groups . To avoid co - linearity effects between these two variables, Week 12 CAPS - 5 total change from baseline without the sleep item (E 6 ) was used . The regression model included treatment, sleep, and treatment by sleep interaction . As seen in Figures 1 a - d , Week 4 sleep improvement and treatment response were not related among Placebo participants ( Figure 1 a ) whereas for TNX - 102 SL 2 . 8 mg there was a trend for a positive relationship ( Figure 1 b ) . Consistent with the hypothesis that the PTSD response from TNX - 102 SL is mediated by its direct effects on sleep quality, the strongest evidence of correlation for the two variables was seen in the TNX - 102 SL 5 . 6 mg group ( Figure 1 c ) . Combining the two TNX - 102 SL groups provided the most statistical power, showing the highest statistical significance ( Figure 1 d ) . Thus, early sleep response at Week 4 can reasonably be used to predict Week 12 improvement in PTSD severity in TNX - 102 SL 5 . 6 mg - treated participants, but not in Placebo . Sustained Remission from PTSD The optimal outcome of treatment is achievement of remission, a virtually asymptomatic state . The definition of remission used in AtEase was “Loss of Diagnosis and Endpoint CAPS - 5 Score < 11 ” . Remission is more clinically meaningful if it is sustained . In order to look at sustained remission in AtEase , the rates of participants who met remission status at both Week 8 and Week 12 were determined ( Figure 3 ) in the CAPS - 5 ≥ 33 entry subgroup . 21 % of the TNX - 102 SL 5 . 6 mg participants met criteria for sustained remission v . 5 % of Placebo (p= 0 . 02 ) . Figure 3: Sustained Remission at Both Weeks 8 & 12 in CAPS - 5 Baseline ≥ 33 Subgroup # p=0.08, Odds Ratio 3.01 (0.89, 10.18) *p=0.02, Odds Ratio 4.60 (1.27, 16.66); logistic regression To compare the AtEase population with prior studies, we retrospectively imputed a CAPS for DSM - IV ( iCAPS - IV) for each participant’s baseline using the 17 common items and multiplying by 2 . The primary analysis performed on the entire sample using iCAPS - IV scores was significant for the TNX - 102 SL 5 . 6 mg group v . placebo at Week 12 (p= 0 . 045 , MMRM) . It was found that 4 . 3 % of the sample had an iCAPS - IV at baseline of ≤ 50 (range 44 - 50 ) . Selecting a CAPS - 5 ≥ 33 at entry resulted in exclusion of all these participants and a total exclusion of about 20 % of the AtEase population . The primary analysis was therefore performed on the CAPS - 5 ≥ 33 entry subgroup , finding MCFB in CAPS - 5 for TNX - 102 SL 5 . 6 mg was significantly greater than placebo at all timepoints (Weeks 2 , 4 , 8 and 12 ; Figures 2 ), and the effect size (ES) at Week 12 was 0 . 53 (p= 0 . 13 , MMRM) . For the cluster subscores , Week 12 comparison of TNX - 102 SL 5 . 6 mg and placebo also showed moderate effect sizes for CAPS - 5 hyperarousal (ES= 0 . 52 , p= 0 . 012 ) and intrusion clusters (ES= 0 . 46 , p= 0 . 026 ) . * * * * *